ADDR Properties, LLC

Lease To

Gentech Engineering Co.

1. Names

This lease is made by ADDR Properties, a New Jersey Limited Liability Company (Landlord), and Gentech Engineering Co.

2. Premises Being Leased

Landlord is leasing to Tenant and Tenant is leasing from Landlord the following premises:

160 RT 35

Cliffwood Beach, NJ 07735

Specifically, Tenant is leasing 2,500 square feet located on the ~~northern~~ Southern side of the office space portion of the building ~~and warehouse~~ space located ~~in the center of the entire building.~~ on ground floor.

Tenant may use the following additional facilities in common with other tenants, employees and customers:

Parking:

The parking spaces on the southern side of the building are dedicated to the tenant. Tenant's customers can park as needed in any available parking spaces.

Storage areas:

All storage by Tenant must reside within Tenants leased space. No items may be

stored outside of the building on the property. No hazardous items may be stored inside the building or on the property. COMPACTION TEST GAGES (4) ARE PERMITTED.

3. Term of Lease

This lease begins on the date Tenant occupies the ~~space estimated~~ to be January1, 2012 and runs until December 31, 2013.

4. Rent

Tenant will pay rent in advance of the 5th day of each month. Tenant's first rent payment will be pro-rated to the amount of days remaining in the month. Tenant will pay rent of * $1350.00 per month for the 24 months of the lease and. Rent payment includes use of the office space, warehouse space and parking areas on the outside of the property. If tenant is late on payment by 10 days there is a late fee of $100.00.

Jan 1, 2012 to April 1, 2012 – RENT $1200.00

5. Option to Extend Lease

Tenant may exercise this option only if Tenant is in substantial compliance with the terms of this lease. To exercise this option, Tenant must give Landlord written notice on or before October 31,2013. The option is conditional to Landlord's willingness to extend.

6. Security Deposit N/A

Tenant must deposit two month~~'s rent~~ equivalent, ~~or $2700.00,~~ with Landlord as security for Tenant's performance of this lease. Landlord will refund the full security deposit to Tenant within 14 days following the end of the lease if Tenant returns the premises to Landlord in good condition (except for reasonable wear and tear) and Tenant has paid Landlord all sums due under this lease. Otherwise, Landlord may deduct any amounts required to place the premises in good condition and to pay for any money owed to Landlord under the lease.

7. Improvements by Landlord

Tenant accepts the premises in "as is" condition. Landlord will provide premises in broom clean condition prior to moving in. However Landlord has the right to make repairs or improvements at their discretion anytime during the lease term.

8. Improvements by Tenant

Tenant may make alterations and improvements to the premises after obtaining the Landlord's consent, which will not be unreasonably withheld. At any time before this lease ends, Tenant may remove any of Tenant's alterations and improvements, as long as Tenant repairs any damage caused by attaching the items to or removing them from the premises. Tenant will be responsible for maintaining plumbing and electric for the appliances that they have installed on premises.

9. Tenant's Use of Premises

Tenant will use the premises for the operations of Gentech EngineeringCo. Any other use of the premises must be approved by the Landlord.

10. Landlord's Representations

Landlord represents that:

A. At the beginning of the lease term, the premises will be properly zoned for Tenant's stated use and will be in compliance with all applicable laws and regulations.

B. The premises have not been used for the storage or disposal of any toxic or hazardous substance and Landlord has received no notice from any governmental authority concerning removal of any toxic or hazardous substance from the property. EXCEPT AS NOTED IN ITEM 2.

11. Utilities and Services N/A (INCLUDED IN RENT)

Tenant will pay for the following utilities and services:

- water ,sewer
- electricity
- gas
- AlARM SYSTEM (JM) (4 UB)

Phone and internet connectivity, or ~~any~~ other items not in the list, will be the responsibility of Tenant.

12. Maintenance and Repairs

A. Landlord will maintain and make all necessary repairs to: (1) the roof, structural components, exterior walls and interior common walls of the premises, and (2) the plumbing, electrical, heating, ventilating and air-conditioning systems.

B. Landlord will regularly clean and maintain the exterior, parking areas (including snow removal), yards and exterior of the building and remove all litter so that the premises will be kept in an attractive condition.

C. Tenant will clean and maintain Tenant's portion of the building so that it will be kept in an attractive condition.

13. Insurance

A. Landlord will carry fire and extended coverage insurance on the building.

B. Tenant will carry public liability insurance; this insurance will include Landlord as an additional insured party. The public liability coverage for personal injury will be in at least the following amounts:

- $100,000 per occurrence, and
- $300,000 in any one year.

C. Landlord and Tenant release each other from any liability to the other for any property loss, property damage or personal injury to the extent covered by insurance carried by the party suffering the loss, damage or injury.

D. Tenant will give Landlord a certificate of insurance for all insurance policies that this lease requires Tenant to obtain.

14. Taxes

A. Landlord will pay all real property taxes levied but not assessed against the premises.

B. Tenant will pay all personal property taxes levied and assessed against Tenant's personal property.

15. Subletting and Assignment

Tenant will not assign this lease or sublet any part of the premises without the written consent of Landlord. Landlord will not unreasonably withhold such consent.

16. Damage to Premises

A. If the premises are damaged through fire or other cause not the fault of Tenant, Tenant will owe no rent for any period during which Tenant is substantially deprived of the use of the premises.

B. If Tenant is substantially deprived of the use of the premises for more than 90 days because of such damage, Tenant may terminate this lease by delivering written notice of termination to Landlord.

17. Notice of Default

Before starting a legal action to recover possession of the premises based on Tenant's default, Landlord will notify Tenant in writing of the default. Landlord will take legal action only if Tenant does not correct the default within ten days after written notice is given or mailed to Tenant.

18. Quiet Enjoyment

As long as Tenant is not in default under the terms of this lease, Tenant will have the right to occupy the premises peacefully and without interference.

19. Holding Over

If Tenant remains in possession after this lease ends, the continuing tenancy will be from month to month.

20. Disputes

If a dispute arises, the parties will try in good faith to settle it through mediation conducted by a mediator to be mutually selected. The parties will share the costs of the mediator equally. Each party will cooperate fully and fairly with the mediator and will attempt to reach a mutually satisfactory compromise to the dispute. If the dispute is not resolved within 30 days after it is referred to the mediator, it will be arbitrated by an arbitrator to be mutually selected. Judgment on the arbitration award may be entered in any court that has jurisdiction over the matter. Costs of arbitration, including lawyers' fees, will be allocated by the arbitrator.

21. Additional Agreements

There are no additional agreements.

22. Entire Agreement

This is the entire agreement between the parties. It replaces and supersedes any and all oral agreements between the parties, as well as any prior writings.

23. Successors and Assignees

This lease binds and benefits the heirs, successors and assignees of the parties.

24. Notices

All notices must be in writing. A notice may be delivered to a party at the address that follows a party's signature or to a new address that a party designates in writing. A notice may be delivered:

- in person

- by email
- by certified mail, or
- by overnight courier.

25. Governing Law

This lease will be governed by and construed in accordance with the laws of the state of New Jersey.

26. Counterparts

This lease may be signed by the parties in different counterparts and the signature pages combined will create a document binding on all parties.

27. Modification

This lease may be modified only by a written agreement signed by all the parties.

28. Waiver

If one party waives any term or provision of this lease at any time, that waiver will be effective only for the specific instance and specific purpose for which the waiver was given. If either party fails to exercise or delays exercising any of its rights or remedies under this lease, that party retains the right to enforce that term or provision at a later time.

29. Severability

If any court determines that any provision of this lease is invalid or unenforceable, any invalidity or unenforceability will affect only that provision and will not make any other provision of this lease invalid or unenforceable and shall be modified, amended or limited only to the extent necessary to render it valid and enforceable.

As Agreed By:

LANDLORD

ADDR Properties.

A New Jersey Limited Liability Company

50 Sage Street

Holmdel, NJ 07733

Dated: 11/22/11

Title:

By:

Angelo DeRosa

TENANT

Gentech Engineering Company

Dated: 11/21/11

Title: President

By:

Tariq Bashier

REC. 11/18/2011 OFF INTERNET

ADDR Properties, LLC

Lease To

Lyons Environmental Services, LLC.

1. Names

This lease is made by ADDR Properties, a New Jersey Limited Liability Company (Landlord), and Lyons Environmental Services, LLC (Tenant).

2. Premises Being Leased

Landlord is leasing to Tenant and Tenant is leasing from Landlord the following premises:

160 RT 35
Cliffwood Beach, NJ 07735

Specifically, Tenant is leasing 3,000 square feet located on the northern side of the office space portion of the building and warehouse space located in the center of the entire building.

Tenant may use the following additional facilities in common with other tenants, employees and customers:

Parking:

The parking spaces on the northern side of the building are dedicated to the tenant. Tenant's customers can park as needed in any available parking spaces.

Storage areas:

All storage by Tenant must reside within Tenants leased space. No items may be

stored outside of the building on the property. No hazardous items may be stored inside the building or on the property.

3. Term of Lease

This lease begins on the date Tenant occupies the space estimated to be December 15th, 2011 and runs until December 31, 2016.

4. Rent

Tenant will pay rent in advance of the 5th day of each month. Tenant's first rent payment will be pro-rated to the amount of days remaining in the month. Tenant will pay rent of $2000.00 per month for the first 36 months of the lease and will pay $2200.00 per month from month 37 through month 60. Rent payment includes use of the office space, warehouse space and parking areas on the outside of the property. If tenant is late on payment by 10 days there is a late fee of $100.00.

5. Option to Extend Lease

Tenant may exercise this option only if Tenant is in substantial compliance with the terms of this lease. To exercise this option, Tenant must give Landlord written notice on or before October 31, 2016. The option is conditional to Landlord's willingness to extend.

6. Security Deposit

Tenant must deposit two month's rent equivalent, or $4000.00, with Landlord as security for Tenant's performance of this lease. Landlord will refund the full security deposit to Tenant within 14 days following the end of the lease if Tenant returns the premises to Landlord in good condition (except for reasonable wear and tear) and Tenant has paid Landlord all sums due under this lease. Otherwise, Landlord may deduct any amounts required to place the premises in good condition and to pay for any money owed to Landlord under the lease.

7. Improvements by Landlord

Tenant accepts the premises in "as is" condition. Landlord will build one office and one closet. Landlord will provide premises in broom clean condition prior to moving in. However Landlord has the right to make repairs or improvements at their discretion anytime during the lease term.

8. Improvements by Tenant

Tenant may make alterations and improvements to the premises after obtaining the Landlord's consent, which will not be unreasonably withheld. At any time before this lease ends, Tenant may remove any of Tenant's alterations and improvements, as long as Tenant repairs any damage caused by attaching the items to or removing them from the premises. Tenant will be responsible for maintaining plumbing and electric for the appliances that they have installed on premises.

9. Tenant's Use of Premises

Tenant will use the premises for the operations of D2L Associates business. Any other use of the premises must be approved by the Landlord.

10. Landlord's Representations

Landlord represents that:

A. At the beginning of the lease term, the premises will be properly zoned for Tenant's stated use and will be in compliance with all applicable laws and regulations.

B. The premises have not been used for the storage or disposal of any toxic or hazardous substance and Landlord has received no notice from any governmental authority concerning removal of any toxic or hazardous substance from the property.

11. Utilities and Services

Tenant will pay for the following utilities and services:

- water ,sewer
- electricity
- gas

Phone and internet connectivity, or any other items not in the list, will be the responsibility of Tenant.

12. Maintenance and Repairs

A. Landlord will maintain and make all necessary repairs to: (1) the roof, structural components, exterior walls and interior common walls of the premises, and (2) the plumbing, electrical, heating, ventilating and air-conditioning systems.

B. Landlord will regularly clean and maintain the exterior, parking areas (including snow removal), yards and exterior of the building and remove all litter so that the premises will be kept in an attractive condition.

C. Tenant will clean and maintain Tenant's portion of the building so that it will be kept in an attractive condition.

13. Insurance

A. Landlord will carry fire and extended coverage insurance on the building.

B. Tenant will carry public liability insurance; this insurance will include Landlord as an additional insured party. The public liability coverage for personal injury will be in at least the following amounts:

- $100,000 per occurrence, and
- $300,000 in any one year.

C. Landlord and Tenant release each other from any liability to the other for any property loss, property damage or personal injury to the extent covered by insurance carried by the party suffering the loss, damage or injury.

D. Tenant will give Landlord a certificate of insurance for all insurance policies that this lease requires Tenant to obtain.

14. Taxes

A. Landlord will pay all real property taxes levied but not assessed against the premises.

B. Tenant will pay all personal property taxes levied and assessed against Tenant's personal property.

15. Subletting and Assignment

Tenant will not assign this lease or sublet any part of the premises without the written consent of Landlord. Landlord will not unreasonably withhold such consent.

16. Damage to Premises

A. If the premises are damaged through fire or other cause not the fault of Tenant, Tenant will owe no rent for any period during which Tenant is substantially deprived of the use of the premises.

B. If Tenant is substantially deprived of the use of the premises for more than 90 days because of such damage, Tenant may terminate this lease by delivering written notice of termination to Landlord.

17. Notice of Default

Before starting a legal action to recover possession of the premises based on Tenant's default, Landlord will notify Tenant in writing of the default. Landlord will take legal action only if Tenant does not correct the default within ten days after written notice is given or mailed to Tenant.

18. Quiet Enjoyment

As long as Tenant is not in default under the terms of this lease, Tenant will have the

right to occupy the premises peacefully and without interference.

19. Holding Over

If Tenant remains in possession after this lease ends, the continuing tenancy will be from month to month.

20. Disputes

If a dispute arises, the parties will try in good faith to settle it through mediation conducted by a mediator to be mutually selected. The parties will share the costs of the mediator equally. Each party will cooperate fully and fairly with the mediator and will attempt to reach a mutually satisfactory compromise to the dispute. If the dispute is not resolved within 30 days after it is referred to the mediator, it will be arbitrated by an arbitrator to be mutually selected. Judgment on the arbitration award may be entered in any court that has jurisdiction over the matter. Costs of arbitration, including lawyers' fees, will be allocated by the arbitrator.

21. Additional Agreements

There are no additional agreements.

22. Entire Agreement

This is the entire agreement between the parties. It replaces and supersedes any and all oral agreements between the parties, as well as any prior writings.

23. Successors and Assignees

This lease binds and benefits the heirs, successors and assignees of the parties.

24. Notices

All notices must be in writing. A notice may be delivered to a party at the address that follows a party's signature or to a new address that a party designates in writing. A notice

may be delivered:

- in person
- by email
- by certified mail, or
- by overnight courier.

25. Governing Law

This lease will be governed by and construed in accordance with the laws of the state of New Jersey.

26. Counterparts

This lease may be signed by the parties in different counterparts and the signature pages combined will create a document binding on all parties.

27. Modification

This lease may be modified only by a written agreement signed by all the parties.

28. Waiver

If one party waives any term or provision of this lease at any time, that waiver will be effective only for the specific instance and specific purpose for which the waiver was given. If either party fails to exercise or delays exercising any of its rights or remedies under this lease, that party retains the right to enforce that term or provision at a later time.

29. Severability

If any court determines that any provision of this lease is invalid or unenforceable, any invalidity or unenforceability will affect only that provision and will not make any other provision of this lease invalid or unenforceable and shall be modified, amended or limited only to the extent necessary to render it valid and enforceable.

30. Broker.

All parties to this agreement stipulate and agree that Glenn Jaffe of Sheldon Gross Realty, Inc. was and is the sole procuring broker in bringing about this transaction. It is further agreed to and understood that Sheldon Gross Realty, Inc. will be paid their commission by the Landlord by way of a separate agreement.

As Agreed By:

LANDLORD

ADDR Properties.

A New Jersey Limited Liability Company

50 Sage Street

Holmdel, NJ 07733

Dated: ____________________

Title: ____________________

By: ____________________

Angelo DeRosa

TENANT

Lyons Environmental Services, LLC.

Dated: Nov. 16, 2011

Title: Associate Member

By:

Rosemarie Lyons ____________________

Witnessed by: Glenn Jaffe
11/16/2011

ADDR Properties, LLC

Lease to

Hosepharm LLC

1. **Names**

This lease is made by ADDR Properties, a New Jersey Limited Liability Company (Landlord), and Hosepharm LLC.

2. **Premises Being Leased**

Landlord is leasing to Tenant and Tenant is leasing from Landlord the following premises:

160 Route 35
Cliffwood Beach, NJ 07735

Specifically, Tenant is leasing the southern side of the office space portion of the building space located on the second floor of the building.

Tenant may use the following additional facilities in common with other tenants, employees, and customers:

Parking:

The parking spaces on the southern side of the building are dedicated to the tenant. Tenant's customers can park as needed in any available parking spaces.

Storage Areas:

All storage by Tenant must reside within Tenants leased space. No items may be stored outside of the building on the property.

3. **Term of Lease**

This lease begins on the date Tenant occupies the space estimated to be January 1, 2012 and runs until December 31, 2012.

Rent

Tenant will pay rent in advance of the 5th day of each month. Tenant's first rent payment will be prorated to the amount of days remaining in the month. Tenant will pay rent of $300.00 per months for the 12 months of the lease and rent payment includes use of the office space, warehouse space, and parking areas on the outside of the property. If Tenant is late on payment by 10 days there will be a late fee of $50.00.

4. **Option to Extend Lease**

Tenant may exercise this option only if tenant is in substantial compliance with the terms of this lease. To exercise this option, Tenant must give Landlord written notice on or before October 31, 2012. The option is conditional to Landlords willingness to extend.

5. **Security Deposit**

Tenant must deposit two month's rent equivalent with Landlord as security for Tenant's performance of this lease. Landlord will refund the full security deposit to tenant within 14 days following the end of this lease if Tenant returns the premises to Landlord in good condition (except for reasonable wear and tear) and Tenant had paid Landlord all sums due under this lease. Otherwise, Landlord may deduct any amounts required to place the premises in good condition and to pay for any money owed to Landlord under the lease.

6. **Improvements by Landlord**

Tenant accepts the premises in "as is" condition. Landlord will provide premises in broom clean condition prior to moving in. However, Landlord has the right to make repairs or improvements at their discretion anytime during the lease term.

7. **Improvements by Tenant**

Tenant may make alterations and improvements to the premises after obtaining the Landlord's consent, which will not be unreasonably withheld. At any time before this lease ends, Tenant may remove any of Tenant's alterations and improvements as long as Tenant repairs any damage caused by attaching the items to or removing them from

the premises. Tenant will be responsible for maintaining plumbing and electric for the appliances that they have installed on premises.

8. **Tenant's Use of Premises**

Tenant will use the premises for the operations of Hosepharm LLC. Any other use of the premises must be approved by the Landlord.

9. **Landlord's Representations**

Landlord represents that:

A. At the beginning of the lease term, the premises will be properly zoned for Tenant's stated use and will be in compliance with all applicable laws and regulations.

B. The premises will not be used for the storage or disposal of any toxic or hazardous substance and Landlord has received no notice from any governmental authority concerning removal of any toxic or hazardous substance from the property.

10. **Utilities and Services**

Tenant will pay for the following utilities and services:

- Water and Sewer
- Electricity
- Gas
- Alarm System

Phone and internet connectivity, or any other item not on this list, will be the responsibility of the Tenant.

11. **Maintenance and Repairs**

A. Landlord will maintain and make all necessary repairs to: (1) the roof, structural components, exterior walls and interior common walls of the premises, and (2) the plumbing, electrical, heating, ventilating and air-conditioning systems.

B. Landlord will regularly clean and maintain the exterior, parking areas (including snow removal), yards and exterior of the building and remove all litter so that the premises will be kept in an attractive condition.
C. Tenant will clean and maintain Tenant's portion of the building so that it will be kept in an attractive condition.

12. Insurance

A. Landlord will carry fire and extended coverage insurance on the building.
B. Tenant will carry public liability insurance; this insurance will include Landlord as an additional insured party. The public liability coverage for personal injury will be in at least the following amounts:
   - $100,000 per occurrence, and
   - $300,000 in any one year.
C. Landlord and Tenant release each other from any liability to the other for any property loss, property damage or personal injury to the extent covered by insurance carried by the party suffering the loss, damage or injury.
D. Tenant will give Landlord certificate of insurance for all insurance policies that this lease requires Tenant to obtain.

13. Taxes

A. Landlord will pay all real property taxes levied but not assessed against the premises.
B. Tenant will pay all personal property taxes levied and assess against Tenant's personal property.

14. Subletting and Assignment

Tenant will not assign this lease or sublet any part of the premises without the written consent of Landlord. Landlord will not unreasonably withhold such consent.

15. Damage to Premises

A. If the premises through fire or other cause not the fault of the Tenant, Tenant will owe no rent for any period during which Tenant is substantially deprived of the use of the premises.

B. If Tenant is substantially deprived of the use of the premises for more than 90 days because of such damage, Tenant may terminate this lease by delivering written notice of termination to Landlord.

16. Notice of Default

Before starting a legal action to recover possession of the premises based on Tenant's default, Landlord will notify Tenant in writing of the default. Landlord will take legal action only if Tenant does not correct the default within 10 days after written notice is given or mailed to Tenant.

17. Quiet Enjoyment

As long as Tenant is not in default under terms of this lease, Tenant will have the right to occupy the premises peacefully and without interference.

18. Holding Over

If Tenant remains in possession after this lease ends, the continuing tenancy will be from month to month.

19. Disputes

If a dispute arises, the parties will try in good faith to settle it through mediation conducted by a mediator to be mutually selected. The parties will share the costs of the mediator equally. Each party will cooperate fully and fairly with the mediator and will attempt to reach a mutually satisfactory compromise to the dispute. If the dispute is not resolved within 30 days after it is referred to a mediator, it will be arbitrated by an arbitrator to be mutually selected. Judgment on the arbitration award may be entered in any court that has jurisdiction over the matter. Costs of arbitration, including lawyers' fees, will be allocated by the arbitrator.

20. Additional Agreements

There are no additional agreements.

21. Entire Agreement

This is the entire agreement between the parties, it replaces and supersedes any and all oral agreements between the parties, as well as any prior writings.

22. Successors and Assignees

This lease binds and benefits the heirs, successors, and assignees of the parties.

23. Notices

All notices must be in writing. A notice may be delivered to a party at the address that follows a party's signature or to a new address that a party designates in writing. A notice may be delivered:

- In person
- By email
- By certified mail
- By overnight courier

24. Governing Law

This lease will be governed by and construed in accordance with the laws of the state of New Jersey.

25. Counterparts

This lease may be modified only by a written agreement signed by all the parties.

26. Modification

This lease may be modified only by a written agreement signed by all the parties.

27. Waiver

If one party waives any term or provision of this lease at any time, that waiver will be effective only for the specific instance and specific purpose for which the waiver was given. If either party fails to exercise or delays exercising any of its rights or remedies under this lease, that party retains the right to enforce that term or provision at a later time.

28. Severability

If any court determines that any provision of this lease is invalid or unenforceable, any invalidity or unenforceability will affect only that provision and will not make any other provision of this lease invalid or unenforceable and shall be modified, amended or limited only to the extent necessary to render it valid and enforceable.

As Agreed By:

LANDLORD

ADDR Properties.
A New Jersey Limited Liability Company
50 Sage Street
Holmdel, NJ 07733

Dated: Jan. 3, 2012

Title: Chairman

BY: [signature]
Angelo DeRosa

TENANT

Hosepharm LLC

Dated: Jan 3 2012

Title: President

By: [signature]
Vito Polera

732-918-8114